CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Portfolios (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 28, 2006          /s/ George R. Aylward
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                              George R. Aylward, Executive Vice
                              President
                              (principal executive officer)


I, Nancy G. Curtiss, Chief Financial Officer and Treasurer of Phoenix Portfolios (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 26, 2006          /s/ Nancy G. Curtiss
      ---------------         --------------------------------------------------
                              Nancy G. Curtiss, Chief Financial Officer
                              and Treasurer
                              (principal financial officer)